EXHIBIT 10.7.2
                   FIRST AMENDMENT TO CREDIT AGREEMENT

      This First Amendment to Credit Agreement, dated as of September11, 1997 (this "FIRST AMENDMENT") is made by, between and among QUAD SYSTEMS CORPORATION, HITECH FINANCE COMPANY, TRIMARK INVESTMENT CORPORATION, QUAD LEASING CORPORATION and QUAD FOREIGN SALES CORPORATION (collectively the "BORROWERS" and individually, a "BORROWER") and CORESTATES BANK, N.A., a national banking association (referred to herein as the "BANK").

                              W I T N E S S E T H :

      WHEREAS, the Borrowers and the Bank entered into a Credit Agreement dated as of April 11, 1997, (the "CREDIT AGREEMENT") pursuant to which the Bank agreed to provide loans and other extensions of credit to the Borrowers on the terms set forth therein; and

      WHEREAS, Borrowers have requested that the Credit Agreement be amended to permit Quad Europe Limited (a Subsidiary of Quad Systems Corporation but one which is not a Borrower under the Credit Agreement) to incur certain indebtedness and that certain other, conforming changes be made to the Credit Agreement, and the Bank has agreed to the foregoing subject to the terms and conditions of this First Amendment.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Borrowers and the Bank intending to be legally bound, hereby agree as follows:

      All capitalized terms used herein, unless defined herein, shall have the meanings set forth in the Credit Agreement.


PART A.    AMENDMENTS TO LOAN DOCUMENTS

      SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Part B of this First Amendment, the Credit Agreement is hereby amended as follows:

          (a) AMENDED DEFINITIONS. Section 1.1 ("Definitions") of Article I of the Credit Agreement is amended as follows:

               (i) The defined term "Obligations" is amended by adding thereto the following phrase:

                      "; and shall also include the Borrowers' obligations under the Surety Agreement"

               (ii) The defined term "Revolving Loan Commitment" is amended by adding thereto the following phrase:

                      "MINUS the Foreign Currency Equivalent of all amounts outstanding from time to time under the Foreign Currency Loan"


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               (iii) A new defined term "Foreign Currency Loan" is added to the
          Credit Agreement (in alphabetical order) as follows:

                      "FOREIGN CURRENCY LOAN" shall mean that certain uncommitted, revolving credit facility made in favor of Quad Europe Limited by the London Branch of CoreStates Bank, N.A. in the maximum principal amount of (POUND) 1,000,000(U.K.) and evidenced by that certain Uncommitted Facility Note dated August __, 1997. The Foreign Currency Loan shall bear interest on the principal amount thereof, at the rate per annum set forth in said note.

               (iv) A new defined term "Foreign Currency Equivalent" is added to the Credit Agreement (in alphabetical order) as follows:

                      "'FOREIGN CURRENCY EQUIVALENT' means, as of any date of determination, the equivalent amount in Dollars of the amounts outstanding under the Foreign Currency Loan, using the currency exchange rate for such date in the London wholesale foreign currency exchange market in trading among banks as reasonably determined by the Bank."

               (v) A new defined term "Surety Agreement" is added to the Credit Agreement (in alphabetical order) as follows:

                      "SURETY AGREEMENT" shall mean that certain guaranty and surety agreement executed by Quad Systems Corporation in favor of CoreStates Bank, N.A. with respect to the Foreign Currency Loan.

          (b) PREPAYMENTS. Section 2.8 of the Credit Agreement is amended by adding a new subsection (d) as follows:

                 "(d) MANDATORY PREPAYMENTS. If at any time the amount outstanding of all Revolving Credit Loans exceeds the Revolving Loan Commitment solely as a result of a change in the Foreign Currency Equivalent as determined by the Bank in its reasonable discretion (and the amount of such excess over the Revolving Loan Commitment is greater than five percent (5%) of the amount of the Foreign Currency Loan) then the entire excess shall be immediately repaid by the Borrowers to the Bank, and so long as no Event of Default has occurred, such mandatory prepayment shall be applied to the loans as requested by the Borrower.

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          (c) INDEBTEDNESS FOR BORROWED MONEY. The negative covenant set forth in Section 7.2 of the Credit Agreement is amended by revising subsection
     (c) thereof to read in its entirety as follows:

                 "Debt under the Foreign Currency Loan and Indebtedness for Borrowed Money (other than to the Bank) of Quad Systems Corporation and its Subsidiaries of up to Two Million Dollars ($2,000,000) in the aggregate including (i) Debt in respect of letters of credit or bankers acceptances issued for the account of Quad Systems Corporation or any Subsidiary, and (ii) Debt secured by purchase-money Liens permitted under Section 7.3;"

          (d) GUARANTEES. The negative covenant set forth in Section 7.4 of the Credit Agreement is amended by adding thereto the following phrase:

                 "and (d) the Surety Agreement"

          (e) EVENTS OF DEFAULT. Section 9.1 of the Credit Agreement is amended by adding thereto a new subsection (k) as follows:

                 "(k) FOREIGN CURRENCY LOAN. If the Borrower or any subsidiary shall be in default under the Foreign
                 Currency Loan."

     SECTION 2. GUARANTY OF FOREIGN CURRENCY LOAN

          (a) SURETY AGREEMENT. As security for the due and punctual payment of the Foreign Currency Loan, Quad Systems Corporation agrees to execute and deliver to the Bank the Surety Agreement.

          (b) FURTHER ASSURANCES. Borrowers agree to execute and deliver to the Bank, at any time and from time to time, at their sole cost and expense, all assignments and other documents requested by the Bank, at its sole discretion, and to take all actions reasonably requested of Borrowers from time to time by the Bank to create, perfect, protect and enforce the Credit Agreement, the Collateral Documents and the lien and security interest in all Collateral now or hereafter granted to secure payment of all of the Liabilities.


PART B.    PROVISIONS OF THIS FIRST AMENDMENT

     SECTION 1. ACKNOWLEDGMENTS AND AGREEMENTS OF THE BORROWERS. By executing this First Amendment, the Borrowers acknowledge and agree that the Credit Agreement, the Notes and the Collateral Documents, all as amended hereby, are and remain valid, binding, enforceable and in full force and effect as of the date hereof, and neither the Borrowers nor any other party to the Loan Documents has any defense, set-off, counterclaim, or challenge against the payment of any of the sums owing under the terms of the Loan Documents, the performance of any obligations thereunder, or the enforcement or validity of any of the terms thereof.

     SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers, jointly and severally, hereby represents and warrants to the Bank that:

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          (a) All representations and warranties made by Borrowers in the Loan
     Documents are and remain true and correct on and as of the date hereof, as if newly made on and as of this date, and no Event of Default, or event which, with the lapse of time or giving of notice, or both, would be an Event of Default, has occurred and is continuing under any of the Loan Documents.

          (b) Each of the Borrowers has the power and authority to execute, deliver and perform under the terms and provisions of this First Amendment and the other documents and instruments executed and delivered in connection herewith (collectively, the "AMENDMENT DOCUMENTS"). The execution, delivery and performance by each of Borrowers of the Amendment Documents, and the consummation of the transactions herein and therein contemplated, have been duly authorized by all necessary corporate action and do not, and will not: (i) violate or result in the breach of, or constitute a default under, any of the terms, conditions or provisions of
     (A) any Borrower's Certificate of Incorporation or By-Laws, (B) any law, rule or regulation applicable to any Borrower, (C) any order, writ, injunction or decree of any court or Governmental Authority applicable to any Borrower, or (D) any agreement, instrument or undertaking to which any of the Borrowers, their properties or assets, are subject; or (ii) result in the creation or imposition of any Lien (other than those Liens granted to the Bank by the Collateral Documents) upon any of the properties or assets of any Borrower.

          (c) The Amendment Documents have been duly executed and delivered by the Borrowers and are the legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

          (d) No consent, approval or authorization of or declaration, registration or filing with any Governmental Authority or any nongovernmental person or entity, including, without limitation any creditor, lessor or stockholder of any of the Borrowers, is required on the part of any of the Borrowers in connection with the execution, delivery and performance of the Amendment Documents or the transactions contemplated hereby or thereby as a condition to the legality, validity or enforceability of the Amendment Documents.

     SECTION 3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall become effective when, and only when, the Bank shall have received a counterpart of this First Amendment executed by each of the Borrowers and, in addition, shall have received, in form and substance satisfactory to the Bank:

          (a) THE AMENDMENT DOCUMENTS. Executed originals of this First Amendment, the Surety Agreement and related documents contemplated by this First Amendment duly executed by Borrowers and all other documents or certificates required to be delivered pursuant to this Section 3.

          (b) OFFICER'S CERTIFICATE. A certificate of a Responsible Officer of each of the Borrowers stating that:

               (i) the representations and warranties contained in Article IV of the Credit Agreement are true and correct on and as of the date of such certificate as though made on and as of such date;


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               (ii) no Event of Default or event which, with the passage of time or the giving of notice, or both, would constitute an Event of Default has occurred and is continuing or would result from the signing of the Amendment Documents or the transactions contemplated hereby or thereby; and

               (iii) there has been no material adverse change in the financial condition, operations, properties or business of the Borrowers since March 31, 1997.

          (c) SECRETARY'S CERTIFICATE. A certificate of the Secretary or Assistant Secretary of each of the Borrowers as to the following:

               (i) specimen signatures and incumbency of officers signing the Amendment Documents; and

               (ii) that attached thereto is a true, complete and correct copy of the resolutions of the Board of Directors of each Borrower authorizing the transactions contemplated by the Amendment Documents, certified by the Secretary of such Borrower (which certificate shall state that such resolutions are in full force and effect on the date of the certificate).

               (iii) that attached thereto is a true, complete and current copy of all documents executed by Quad Europe Limited in connection with the Foreign Currency Loan.

          (d) APPROVALS. Certified copies (or duplicates thereof) of all approvals, authorizations, or consents of, or notices to or registrations with, any governmental body or agency or any existing creditor or other Person required for any of the Borrowers to enter into the Amendment Documents.

          (e) SUPPORTING DOCUMENTS. (1) A copy of all amendments to the Certificate of Incorporation of each Borrower filed after April 11, 1997;
     (2) a copy of all amendments to the By-laws of each Borrower adopted after April 11, 1997; or, in place of (1) or (2) a certificate of the Secretary or Assistant Secretary of each Borrower dated the Effective Date and certifying with respect to such Borrower that either or both of the Certificate of Incorporation and/or Bylaws of such Borrower, as applicable, have not been amended since the date of the last amendment indicated on the certificate of the Secretary of each such Borrower respectively furnished to the Bank in connection with the Closing of the Credit Agreement on April 11, 1997.

          (f) OPINION. Opinion of Ballard Spahr Andrews & Ingersoll addressed to the Bank dated as of the effective date and in form and substance satisfactory to the Bank.

          (g) OTHER. All information and documents relating to the Borrowers, as the Bank may reasonably request, all in form and substance satisfactory to the Bank and its counsel.

     SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

          (a) Upon the effectiveness of this First Amendment, on and after the date

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     hereof, each reference in the Credit Agreement (and in the Loan Documents)
     to "this Credit Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as expressly provided in this First Amendment, the Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed. Without limiting the generality of the foregoing, nothing in this First Amendment shall be construed to:

               (i) impair the validity, perfection or priority of any lien or security interest securing the Liabilities;

               (ii) waive, release or impair any rights, powers or remedies of the Bank under the Loan Documents;

               (iii) require the Bank to grant any forbearance, to modify any provision of the Loan Documents or to extend the time for payment of any of the Obligations; or

               (iv) require the Bank to make any loans or other extensions of credit to the Borrowers.

          (c) In the event of any inconsistency between the terms of this First Amendment and the Loan Documents, this First Amendment shall govern.

          (d) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

          (e) Without limiting the generality of the foregoing, the revisions to the Credit Agreement, shall not apply to any period prior to the "effective date" of the First Amendment.

     SECTION 5. SECURITY. Each of the Borrowers hereby agrees and confirms that all obligations of the Borrowers under the Loan Documents remain in full force and effect and, together with this First Amendment, are and continue to be secured by and entitled to the benefits of the Security Agreement and all of the other Loan Documents.

     SECTION 6. FURTHER ASSURANCES. Each of the Borrowers agrees to execute and deliver to the Bank, from time to time on and after the date hereof, such further certificates, instruments, records or other documents, assurances or things as may be reasonably necessary to give full effect to this Third Amendment.

     SECTION 7. NO NOVATION. Neither this First Amendment nor any documents executed in connection herewith is in any way intended to constitute a novation of any of the Loan Documents.

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     SECTION 8. NO AMENDMENT. The provisions of this First Amendment shall not be modified or amended save in writing, executed by all the parties hereto.

     SECTION 9. GOVERNING LAW. This First Amendment and all documents executed and delivered in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     SECTION 10. SUCCESSORS AND ASSIGNS. This First Amendment shall bind and inure to the benefit of each signatory, its successors and assigns, except that none of the Borrowers shall make any assignment of any of their respective rights hereunder without the prior written consent of the Bank.

      SECTION 11. COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the day and year specified above.

                            CORESTATES BANK, N.A.,


                            By:___________________________
                                 Name: William F. Dohmen
                                 Title: Vice President


                            QUAD SYSTEMS CORPORATION


                            By:___________________________



                            HITECH FINANCE COMPANY


                            By:___________________________


                            TRIMARK INVESTMENT CORP.


                            By:___________________________

                            QUAD LEASING CORPORATION


                            By:___________________________



                            QUAD FOREIGN SALES CORPORATION


                            By:___________________________


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